SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   December 23, 2009

TECHNEST HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-27023	88-0357272
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10411 Motor City Drive, Suite 650, Bethesda, MD 20817
 (Address of principal executive offices) (Zip Code)

10411 Motor City Drive, Suite 650, Bethesda, MD 20817
 (Mailing Address)

(301) 767-2810
 (Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01           Other Events

On December 24, 2009, Technest Holdings issued a press release announcing the declaration of a special “return of capital” cash distribution of $0.407 per share of Common Stock. This distribution relates to the sale of EOIR Technologies, Inc. as previously announced. The cash dividend is payable on January 15, 2010 to shareholders of record as of January 4, 2010.

A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

ITEM 9.01           Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description	Filed with this Current Report

99.1	Press Release of Technest Holdings, Inc. dated December 24, 2009	x

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TECHNEST HOLDINGS, INC.

By:	/s/ Gino M. Pereira
Gino M. Pereira
Chief Executive Officer

Date:   December 24, 2009

EXHIBIT INDEX

Exhibit No.	Description	Filed with this Current Report

99.1	Press Release of Technest Holdings, Inc. dated December 24, 2009	x